Exhibit 24.1
POWER OF ATTORNEY WITH RESPECT
TO REGISTRATION STATEMENT ON FORM S-8
     Each of the undersigned, a director or officer of VISTEON CORPORATION, appoints each of William G. Quigley III, Michael K. Sharnas and Heidi A. Sepanik as his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable VISTEON CORPORATION to comply with the Securities Act of 1933, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-8 of VISTEON CORPORATION relating to securities to be offered or sold pursuant to the Visteon Corporation 2010 Incentive Plan, and any and all amendments (including post-effective amendments) thereto, including, but not limited to, the power and authority to sign his or her name (whether on behalf of VISTEON CORPORATION, or as a director or officer of VISTEON CORPORATION, or by attesting the seal of VISTEON CORPORATION, or otherwise) to such instruments and to such Registration Statement and any amendments (including post-effective amendments) thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.
     Each of the undersigned has signed his or her name as of the dates indicated below.

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	Date: September 27, 2010

/s/ William G. Quigley III William G. Quigley III	Executive Vice President and Chief Financial Officer (principal financial officer)	Date: September 27, 2010

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer (principal accounting officer)	Date: September 27, 2010

/s/ Steven K. Hamp Steven K. Hamp	Director	Date: September 27, 2010

/s/ Patricia L. Higgins Patricia L. Higgins	Director	Date: September 27, 2010

/s/ Karl J. Krapek Karl J. Krapek	Director	Date: September 27, 2010

/s/ Alex J. Mandl Alex J. Mandl	Director	Date: September 27, 2010

/s/ Charles L. Schaffer Charles L. Schaffer	Director	Date: September 25, 2010

/s/ Richard J. Taggart Richard J. Taggart	Director	Date: September 27, 2010

/s/ James D. Thornton James D. Thornton	Director	Date: September 25, 2010

/s/ Kenneth B. Woodrow Kenneth B. Woodrow	Director	Date: September 25, 2010